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                                                                  EXHIBIT 10.2.7
                             As of February 8, 2006

Globis Overseas Fund, Ltd.
60 Broad Street
New York, NY  10004
Attn: Paul Packer

Gentlemen:

The undersigned hereby agrees to transfer to you 4,000 shares ("Shares") of common stock, par value $.001 per share, of Asia Automotive Acquisition Corporation ("Company"), a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an automotive operating business that has its primary operating facilities located in Asia, in exchange for $100.

By agreeing to the foregoing transfer, you understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); that you are acquiring the Shares for your account for investment purposes only; that you have no present intention of selling or otherwise disposing of the Shares in violation of the Securities Act; that you are an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that, based solely on a review of the Registration Statement on Form S-1, as amended to date, filed with the SEC, you are familiar with the proposed business, management, financial condition, and affairs of the Company.

Very truly yours,



/s/ William Herren
William Herren



Agreed to:
Globis Overseas Fund, Ltd.



By: /s/ Paul Packer
    ------------------
    Name: Paul Packer
    Title: by Globis Capital Management L.P.,
           by Globis Capital LLC, by
           Paul Packer, Managing Member